TOUCHSTONE FUNDS GROUP TRUST

Touchstone International ESG Equity Fund (the "Fund")

Supplement dated May 23, 2023 to the Prospectus, Summary Prospectus,

and Statement of Additional Information dated January 27, 2023

IMPORTANT NOTICE REGARDING CHANGE IN

INVESTMENT POLICY

Change in Name, Sub-Adviser, Investment Goal & Investment Strategy of the Fund

At a meeting of the Board of Trustees (the "Board") of Touchstone Funds Group Trust (the "Trust") held on May 18, 2023, Touchstone Advisors, Inc. ("Touchstone") proposed, and the Board approved, the following changes to the Fund, which will take effect on or about August 31, 2023 (the "Effective Date"): a name change for the Fund to the Touchstone Sands Capital International Growth Equity Fund, the appointment of Sands Capital Management, LLC ("Sands Capital") as sub-adviser to the Fund, and the changes to the Fund's investment goal and principal investment strategies as detailed herein (together, the "Updates"). Sunil Thakor, David Levanson and Danielle Menichella, each of Sands Capital, will serve as the Fund's portfolio managers beginning on the Effective Date. The Updates do not require shareholder approval.

On the Effective Date, all references to Rockefeller & Co. LLC ("Rockefeller"), the Fund's current sub-adviser, in the summary prospectus, prospectus, and statement of additional information ("SAI") will be deleted and replaced with Sands Capital and all references to the Touchstone International ESG Equity Fund will be deleted and replaced with Touchstone Sands Capital International Growth Equity Fund. Sands Capital also serves as sub-adviser to: the Touchstone Sands Capital Select Growth Fund, a series of the Trust; as well as the Touchstone Sands Capital Emerging Markets Growth Fund and the Touchstone Sands Capital International Growth Fund, each a series of Touchstone Strategic Trust. As the sub-adviser, Sands Capital will make investment decisions for the Fund and will also ensure compliance with the Fund's investment policies and guidelines. As of March 31, 2023, Sands Capital managed approximately $48.4 billion in assets.

The following changes to the Fund's investment goal, 80% investment policy and principal investment strategies will be made in connection with the Updates, which will take effect on the Effective Date:

	Current:	New (upon the Effective Date):
Investment Seeks long-term growth of capital.		Seeks long-term capital appreciation.
Goal:
80%	The Fund invests, under normal	The Fund invests, under normal market
Investment circumstances, at least 80% of its		conditions, at least 80% of its assets
Policy:	assets in equity securities of non-	(including borrowings for investment
	U.S. companies that meet certain	purposes) in equity and equity-
	financial and environmental,	related securities issued by
	social, and governance ("ESG")	companies in foreign countries. The

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criteria. The Fund's 80% policy is a

non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

Principal        Equity securities include common Investment    stocks, preferred stocks, convertible Strategies:     securities, depositary receipts such

as American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), and interests in other investment companies, including exchange- traded funds that invest in equity securities. The Fund's sub-adviser, Rockefeller & Co. LLC ("Rockefeller"), selects investments for the Fund based on an evaluation of a company's financial condition and its ESG practices. Rockefeller applies "bottom-up" security analysis that includes fundamental, sector- based research in seeking to identify businesses that have high or improving returns on capital, barriers to competition, and compelling valuations. Rockefeller believes that integrating ESG analysis into the investment process provides additional insight into a company's long-term competitive edge and helps identify risks and opportunities that financial analysis might not fully consider. Rockefeller analyzes the potential ESG opportunities and risks of a company, considers how well the company manages these opportunities and risks, and ascertains the company's willingness and ability to take a leadership position in implementing best practices. Through this evaluation and ongoing engagement, Rockefeller seeks to support and encourage the company's progress toward sustainability.

The Fund invests in securities of any size, but generally focuses on larger, more established companies. The Fund invests primarily in securities of companies domiciled in developed markets, but may invest up to 30% of

Fund's 80% policy is a non- fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

The Fund invests primarily in a portfolio of equity securities such as common stock, preferred stock, and depositary receipts. The Fund will generally consider qualifying investments to be in companies that are organized under the laws of, or maintain their principal place of business in a foreign country; have securities that are principally traded in such countries; or derive at least 50% of revenues or profits from, or have at least 50% of their productive assets, as determined by the Fund's sub-adviser, Sands Capital Management, LLC ("Sands Capital"), in such countries. The Fund may also invest up to 30% of its assets in issuers in emerging market or frontier market countries. The Fund generally invests in a concentrated portfolio of 25 to 40 issuers, with position sizes weighted by the conviction Sands Capital has in the investment opportunity. Issuers are selected through fundamental research undertaken by Sands Capital.

In selecting securities for the Fund, Sands Capital utilizes proprietary, fundamental, business-focused research to identify companies for investment that it believes have the capacity to generate sustainable, above-average growth over a five-year time horizon. This "bottom-up" approach to investment selection focuses on a company's long-term business fundamentals, as opposed to sector or regional allocations. Therefore, the Fund may overweight certain geographies or sectors and may underweight other geographies or sectors relative to the stated benchmark. Sands Capital seeks to identify leading growth businesses that meet the following criteria:

•Sustainable above-average earnings growth

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its net assets in securities of companies domiciled in emerging and frontier markets. Emerging markets are defined as those countries not included in the MSCI World Index, a developed market index. As of December 31, 2022, the countries in the MSCI World Index included: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The country composition of the MSCI World Index can change over time. Frontier markets are those emerging market countries that have the smallest, least mature economies and least developed capital markets.

•Leadership position in a promising

business space

•Significant competitive advantage/unique business franchise

•Clear mission and value-added focus

•Financial strength

•Rational valuation relative to the market and business prospects

As an integral part of the evaluation of a company, Sands Capital considers corporate governance, social, and environmental practices (collectively, "ESG") when it believes such practices may be material to the long-term shareowner value-creation potential of the company. Sands Capital utilizes proprietary ESG-related research to enhance its evaluation of portfolio businesses. The relevance and materiality of ESG practices vary and are highly dependent on the region, country, industry, and company. Sands Capital's analysis of these practices is integrated into the investment decision- making process to the extent it believes they may affect a company's value- creation potential.

Sands Capital generally intends for the Fund's investments to be held for an average term of three to five years, although the Fund may hold any investment for any length of time. Sands Capital generally considers selling a security when it no longer meets the investment criteria outlined above, for risk management purposes, or if a more attractive investment opportunity presents itself.

The Fund's current sub-adviser, Rockefeller, will continue to serve as sub-adviser until the Effective Date. Upon the Effective Date, the following principal risks of the Fund will be removed: Small-, Mid- and Large-Cap Risks, Convertible Securities Risk and Other Investment Companies Risk (including Exchange-Traded Funds Risk). Additionally, in connection with the Updates, the following principal risks will be added: Growth-Investing Risk and Sector Focus Risk. These risk factors will be set forth in an updated summary prospectus, prospectus and SAI for the Fund.

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Reduction in Expense Limitation of Institutional Class Shares of the Fund

Additionally, upon the Effective Date, Touchstone has agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of "Acquired Fund Fees and Expenses," if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.86% of average daily net assets for Institutional Class shares of the Fund. This contractual expense limitation will be effective through at least August 30, 2024. The Fund's current contractual expense limitation for Institutional Class shares is 0.89%. There are no proposed changes to the contractual expense limitations of the Fund's other share classes at this time.

* * * * *

Shareholders of the Fund will receive an Information Statement providing more information about the changes detailed herein.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 534467 · Pittsburgh, PA 15253-4467

Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

            *A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-56-TFGT-TPYAX-S3-2023